UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2005
POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	0-13818	66-0416582
____________________________________________________________________________________________________________________
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 MUNOZ RIVERA AVENUE HATO REY, PUERTO RICO		00918
____________________________________________________________________________________________________________________
(Address of principal executive offices)		(Zip code)

(787) 765-9800
____________________________________________________________________________________________________________________
(Registrant's telephone number, including area code)

NOT APPLICABLE
____________________________________________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition

On October 13, 2005, Popular, Inc. issued a news release announcing its unaudited operational results for the quarter and nine-months ended September 30, 2005, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.  The information in this Form 8-K, included in Item 2.02 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01.Other Events
On January 18, 2005, the Corporation announced that it had been informed by the Antitrust Division of the U.S. Department of Justice that the Department of Justice was conducting an investigation concerning the participation by its subsidiary, GM Group, Inc. (which after a reorganization in 2004 became part of EVERTEC, Inc.), in the E-rate program, which is administered by the Federal Communications Commission (FCC) and pays for telecommunications services and related equipment for schools and libraries.

On October 13, 2005, the Corporation entered into a Settlement Agreement with the Department of Justice and the Federal Communications Commission in connection with this matter. Pursuant to the Settlement Agreement, EVERTEC, Inc., without admitting liability and denying any allegations of misconduct, agreed to make a $4.8 million payment to the United States and agreed to voluntarily disqualify itself from bidding on or performing any work related to contracts funded by the Federal Communications Commission for a three year period. EVERTEC, Inc. also agreed to cooperate with U.S. governmental authorities in any investigation or litigation related to its participation in the E-rate program. The Settlement Agreement did not have and is not expected to have an impact on the Corporation’s third or fourth quarter results of operations or the Corporation’s financial condition because the full amount of the settlement payment has been previously accrued and because EVERTEC, Inc. is not engaged in work related to Federal Communications Commission contracts.

Item 9.01. Financial Statements and Exhibits

            Exhibit

            99.1 News release dated October 13, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: October 14, 2005	By: /s/ Ileana Gonzalez
Ileana Gonzalez Senior Vice President and Comptroller